Exhibit 10.1

Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, PA 19104-2868

March 26, 2015

C&CO Europe Acquisition LLC

c/o Milly Cashman

The Bancorp

712 Fifth Avenue, 11th Floor

New York, NY 10019

Re:	Share Purchase Agreement – Extension

Ladies and Gentlemen:

Reference is made to the Share Purchase Agreement, by and between IFMI, LLC, a Delaware limited liability company (“Seller”), and C&Co Europe Acquisition LLC, a Delaware limited liability company (“Buyer”), dated August 19, 2014 (as the same may be further amended from time to time, the “Agreement”). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows (the “Amendment”):

1. Settlement of Intercompany Payable. The date “March 31, 2015” in Section 2.8 of the Agreement is hereby deleted and the date “June 30, 2015” is substituted in lieu thereof.

2. Transaction Deadline. The date “March 31, 2015” in Section 9.1(b)(ii) of the Agreement is hereby deleted and the date “June 30, 2015” is substituted in lieu thereof.

3. Miscellaneous. The Amendment is limited as specified in this letter agreement and shall not constitute a modification, amendment or waiver of any other provision of the Agreement. Except as specifically amended by the Amendment, all other provisions of the Agreement are hereby ratified and remain in full force and effect. This letter agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same agreement, and the same shall become effective when counterparts have been signed by each Party and each Party has delivered its signed counterpart to the other Party before 12:01 a.m., New York time, on April 1, 2015. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the Party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signature page follows]

Please evidence your agreement to the foregoing by executing this letter agreement below, whereupon this letter agreement shall constitute a binding obligation of each of the parties.

Very truly yours,

IFMI, LLC

By:	/s/ Joseph W. Pooler, Jr.
	Name:	Joseph W. Pooler, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

ACKNOWLEDGED AND AGREED:

C&CO EUROPE ACQUISITION LLC

By:	/s/ Daniel G. Cohen
	Name:	Daniel G. Cohen
	Title:	Authorized Representative